UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         -------------------------------

        Date of Report (Date of earliest event reported): August 10, 2005

                             DI GIORGIO CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                   1-1790                 94-0431833
 (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)           File Number)           Identification No.)



                              380 Middlesex Avenue
                           Carteret, New Jersey 07008
                    (Address of Principal Executive Offices)


                          (732) 541-5555 (Registrant's
                     telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 10, 2005 Di Giorgio Corporation issued a press release announcing that it has commenced a solicitation of consents from the holders of record as of August 9, 2005 of its 10% senior notes due 2007. A copy of the press release is attached hereto as Exhibit 99.1and is hereby incorporated by reference into this
Item 8.01.



Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press Release dated August 10, 2005

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                DI GIORGIO CORPORATION


Dated:  August 10, 2005                By:      /s/ Lawrence S. Grossman
                                                ------------------------
                                                Lawrence S. Grossman
                                                Senior Vice President and
                                                Chief Financial Officer